Exhibit 32.2

OSCIENT PHARMACEUTICALS CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Oscient Pharmaceuticals Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Stephen Cohen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ STEPHEN COHEN
Stephen Cohen Senior Vice President and Chief Financial Officer

Dated: May 10, 2006